Intangible assets (Policies)	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Accounting policy for intangible assets

Accounting policy for intangible assets

Intangible assets are measured at the acquisition cost, less accumulated amortization and impairment losses.

Internally-generated intangible assets are not capitalized and are expensed as incurred, except for development costs that meet the recognition criteria related to the completion and use of assets, probable future economic benefits, and others.

When the technical and commercial feasibility of oil and gas production is demonstrated for the first field in an area, the value of the signature bonus is reclassified to property, plant and equipment at their full value. While they are registered in intangible assets, they are not amortized. Other intangible assets with defined useful lives are amortized on a straight-line basis over their estimated useful lives.

If, when defining the technical and commercial feasibility of the first field of a block, there are exploratory activities being carried out in different locations in the block, so that oil and gas volumes can be estimated for other possible reservoirs in the area, then the value of the signature bonus is partially reclassified to PP&E, based on the ratio between the volume of oil and gas expected (oil in place - VOIP) of a specific reservoir and the total volume of oil and gas expected for all possible reservoirs in the area.

If exploratory activities in the remaining areas do not result in technical and commercial viability, the corresponding value of the signature bonus is not written off, but transferred to PP&E and added to the value of the signature bonus related to the location that was previously assessed as technically and commercially viable.

Intangible assets with an indefinite useful life are not amortized but are tested annually for impairment. Their useful lives are reviewed annually.